Exhibit 99.2
Texas Capital Bancshares, Inc. Earnings Release January 18, 2006

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2004, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Highlights of another great year Net income for Q4-2005 of $7.7 million and full year 2005 of $27.2 million EPS for Q4-2005 of $0.29 and full year 2005 of $1.02 Growth of 30% or more in loans and deposits over Q4-2004 Exceptional credit quality with net recoveries for 2005 Successful execution of business strategy Pace of growth in business remains strong Continued investment and expansion of lines of business TexCap Insurance - major investment in Q4 Houston Lender Finance BankDirect Capital Finance Clear improvement in market share All lines of business well positioned for continued penetration New and rapidly growing businesses clearly demonstrating potential for growth and profitability

Net income for year at $27.2 million Growth of 39% EPS growth of 36% to $1.02 Net income growth to $7.7 million in Q4 Increase of 29% from Q4-2004 EPS growth of 26% to $0.29 Growth in loans* Held for investment - 32% growth over Q4-2004; increase of 6% on linked-quarter basis Total loans - 31% growth over Q4-2004; increase of 5% on linked-quarter basis Growth in deposits* Demand deposits - 37% growth over Q4-2004; increase of 9% on linked-quarter basis Total deposits - 39% growth over Q4-2004; increase of 9% on linked-quarter basis Increase of net interest margin to 4.13% Increase of 16 bp from Q3-2005 and 55 bp over Q4-2004 Improved earning asset mix - declining security position Excess liquidity and flattening of yield curve limit margin expansion * Average balances PERFORMANCE SUMMARY

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q4-05 Q3-05 Q2-05 Q1-05 Q4-04 Net interest income $ 28,461 $ 26,958 $ 24,484 $ 21,668 $ 21,460 Provision for loan losses - - - - 200 Net interest income after provision for loan losses 28,461 26,958 24,484 21,668 21,260 Non-interest income 5,986 5,790 4,694 4,179 3,738 Non-interest expense 22,736 21,249 19,190 17,854 15,917 Income before income taxes 11,711 11,499 9,988 7,993 9,081 Income tax expense 3,966 3,915 3,401 2,717 3,054 Net income $ 7,745 $ 7,584 $ 6,587 $ 5,276 $ 6,027 Diluted EPS $ .29 $ .28 $ .25 $ .20 $ .23 Key Ratios Net interest margin 4.13% 3.97% 3.88% 3.61% 3.58% EA/TA 93.6% 93.9% 94.0% 94.3% 94.6% ROA 1.04% 1.04% 0.97% 0.82% 0.94% Leverage 13.9x 13.5x 13.5x 13.3x 13.3x ROE 14.5% 14.4% 13.1% 10.9% 12.5% Efficiency 66.0% 64.9% 65.8% 69.1% 63.2%

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q4 2005 Q3 2005 Q4 2004 Q4/Q3 % Change YOY % Change Loans held for investment $2,075,961 $1,935,818 $1,564,578 7% 33% Loans held for sale 111,178 118,929 119,537 (7)% (7)% Total loans 2,187,139 2,054,747 1,684,115 6% 30% Securities 630,482 674,792 804,544 (7)% (22)% Demand deposits 512,294 457,333 397,629 12% 29% Total Deposits 2,495,179 2,312,345 1,789,887 8% 39% Total Assets 3,042,235 2,932,662 2,611,163 4% 17% Quarterly net income 7,745 7,584 6,027 2% 29% Quarterly diluted EPS .29 .28 .23 4% 26%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Averages Q4 2005 Q3 2005 Q3 2005 Q4 2004 Q4/Q3 % Change YOY % Change Loans held for investment $2,006,132 $2,006,132 $1,884,161 $1,516,672 6% 32% Loans held for sale 99,882 99,882 121,181 94,510 (18)% 6% Total loans 2,106,014 2,106,014 2,005,342 1,611,182 5% 31% Securities 646,935 646,935 691,994 810,850 (7)% (20)% Demand deposits 458,743 458,743 420,288 335,914 9% 37% Total Deposits 2,341,284 2,341,284 2,143,436 1,686,002 9% 39% Total Assets 2,942,556 2,942,556 2,892,867 2,544,796 2% 16%

YTD AVERAGE BALANCES, YIELDS, AND RATES In Thousands 2005 2005 2004 2004 2003 2003 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 712,409 4.44% $ 784,382 4.16% $ 644,871 3.55% Fed funds sold & liquidity investments 22,991 3.30% 6,196 1.26% 15,309 1.18% Loans held for sale 96,995 12.73% 73,883 8.89% 121,294 5.60% Loans held for investment 1,810,298 6.84% 1,385,848 5.20% 1,090,623 5.10% Total earning assets 2,623,820 6.43% 2,231,998 4.99% 1,855,585 4.61% Total assets $2,793,043 $2,376,954 $1,990,229 Liabilities and Stockholders' Equity Total interest bearing deposits $1,661,242 3.01% $1,253,375 1.85% $1,056,779 1.98% Other borrowings 477,180 2.98% 612,295 1.93% 512,933 2.05% Long-term debt 26,695 6.96% 20,620 5.32% 17,824 5.08% Total interest bearing liabilities 2,165,117 3.05% 1,886,290 1.92% 1,587,536 2.04% Demand deposits 410,213 298,430 249,782 Stockholders' equity 204,534 182,182 142,444 Total liabilities and stockholders' equity $2,793,043 2.37% $2,376,954 1.52% $1,990,229 1.62% Net interest margin 3.91% 3.37% 2.87%

QTD AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q4 2005 Q4 2005 Q3 2005 Q3 2005 Q4 2004 Q4 2004 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 646,935 4.49% $ 691,994 4.41% $ 810,850 4.31% Fed funds sold & liquidity investments 19,533 3.92% 38,427 3.52% 6,196 2.21% Loans held for sale 99,882 13.99% 121,181 11.95% 94,510 9.22% Loans held for investment 2,006,132 7.59% 1,884,161 7.10% 1,516,672 5.71% Total earning assets 2,753,558 7.12% 2,716,881 6.63% 2,407,094 5.41% Total assets $2,942,556 $2,892,867 $2,544,796 Liabilities and Stockholders' Equity Total interest bearing deposits $1,882,541 3.58% $1,723,148 3.14% $1,350,088 2.16% Other borrowings 325,350 3.60% 504,700 3.26% 635,552 2.16% Long-term debt 44,722 7.00% 20,620 7.39% 20,620 5.85% Total interest bearing liabilities 2,252,613 3.65% 2,248,468 3.21% 2,006,260 2.19% Demand deposits 458,743 420,288 335,914 Stockholders' equity 211,498 208,846 191,890 Total liabilities and stockholders' equity $2,942,556 2.80% $2,892,867 2.49% $2,544,796 1.73% Net interest margin 4.13% 3.97% 3.58%

Assets Liabilities 0.65 0.381 0.22 0.151 0.06 0.071 0.07 0.401 Asset Sensitive Differential: Approx. $670 million INTEREST SENSITIVITY POSITION Floating Rate Other Loans Securities Loans Fixed Rate Floating Rate Money Market & Fed Funds Non- Interest Checking Fixed Rate Capital Term Deposits & Rev Repos Asset Sensitive GAP Assets Liabilities Data : 4th Qtr Average Balance Sheet

DEPOSIT AND LOAN GROWTH Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 48% Total Deposit CAGR: 26% Loans Held for Investment CAGR: 27% 2000 2001 2002 2003 2004 Q4-2005 Loans Held for Investment 625 855 1003 1230 1565 2076 2000 2001 2002 2003 2004 Q4-2005 Demand Deposits 72 136 239 302 398 512 Interest Bearing Deposits 723 750 958 1143 1392 1983 2000 2001 2002 2003 2004 ($ in millions) 2005 795 886 1,197 1,445 1,790 2,495

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 38% Net Interest Income CAGR: 35% Non-interest Income CAGR: 60% Non-interest Expense CAGR: 18% Net Interest Income Non-interest Income Non-interest Expense 2000 2001 2002 2003 2004 Q4-2005 Non Interest Expense 35158 29432 35370 48430 57340 81030 2000 2001 2002 2003 2004 Q4-2005 Net Interest Income 22839 35055 42246 53155 74742 101571 Non Interest Income 1957 5983 8625 10892 13632 20649 2000 2001 2002 2003 2004 ($ in thousands) 2005 24,796 41,038 50,871 64,047 88,374 122,220

CREDIT QUALITY Credit Quality Credit quality remained excellent throughout 2005 Realized net recoveries for entire year Net recoveries of $199,000 Only 1 quarter with a NCO of $11,000 Losses for last 2 years < 2 bps Losses since inception < 10 bps Reserve position remains high as multiple of historical NCO's and NPL's Experienced increase in non-accrual loans during quarter - remain at very low 27 bps No meaningful exposure to losses; do not expect net recoveries in 2006 Increase in past-due loans due entirely to nature of BDCF Lending Loans secured by unearned premiums on canceled policies Insurance companies routinely delay repayment for 120 to 150 days No indication of loss in BDCF's past due portfolio

CREDIT QUALITY Allowance / Loans (1) .91% 1.20% 1.44% 1.45% 1.47% NPL to Loans (1) .41% .39% .83% .29% .75% Allowance to NPL 2.2x 3.1x 1.7x 5.0x 1.1x Allowance to non-accruals 3.3x 3.2x 1.7x 5.2x 2.1x Non-accrual loans to loans(1) ..27% ..37% ..83% ..28% ..71% Net Charge-offs / Average Loans 2005 2004 2003 2002 2001 (1) Excludes loans held for sale.

EARNINGS GUIDANCE Earnings Guidance for 2006 Net income range of $32 million to $35 million Indicated range does not include cost of equity-linked compensation Assumptions Improvement in ROA and ROE Superior growth in loans and deposits with increases > 20% Margin expansion - modest compared to 2005 Yield curve - continued reduction in securities Increased profit contribution from all lines of business Continued investment in businesses at strong pace First quarter Reduction in days - important due to degree of sensitivity Staffing expense - FICA, merit increase cycle RSU vesting - if Q1, incremental cost $125,000; if Q2 only $30,000 First quarter of option/SARs expense

CLOSING COMMENTS Closing comments Strong quarter, strong year Economic outlook positive Confident of continued growth in 2006

Q & A